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                                                                  EXHIBIT 10.22

                             AMENDMENT NUMBER FOUR
                         TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated effective as of February __, 2001, is entered into by and among Grant Geophysical, Inc., a Delaware corporation ("Borrower"), Foothill Capital Corporation, a California corporation ("Foothill"), and Elliott Associates, L.P., a Delaware limited partnership ("EALP"), in light of the following:

     WHEREAS, Borrower, EALP and Foothill are parties to that certain Loan and Security Agreement (including any and all amendments, the "Loan and Security Agreement"), dated as of May 11, 1999, as amended by Amendment Number One to Loan and Security Agreement, dated to be effective as of August 13, 1999, by and among Borrower, Foothill and EALP, Amendment Number Two to Loan and Security Agreement, dated to be effective as of September 23, 1999, by and among Borrower, Foothill and EALP, and Amendment Number Three to Loan and Security Agreement, dated to be effective as of February 14, 2000, by and among Borrower, Foothill and EALP; and

     WHEREAS, Borrower has requested that certain provisions of the Loan and Security Agreement be amended, so as to provide for the following:

          (a) an increase in the concentration limit of the Designated Account Debtors in the aggregate from 35% to 75% of all Eligible Accounts; and

          (b) an increase in the concentration limit for each individual Designated Account Debtor from 20% to 25% of all Eligible Accounts.

     WHEREAS, subject to the conditions set forth in this Amendment, Borrower, Foothill, and EALP have agreed to amend the Loan and Security Agreement as set forth below.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS. Initially capitalized terms used herein have the meanings defined in the Loan and Security Agreement unless otherwise defined herein.

     2.    AMENDMENT.

     2.01 AMENDMENT OF EXISTING DEFINITIONS CONTAINED IN SECTION 1.1 OF THE LOAN AND SECURITY AGREEMENT. Subsections (i) and (j) of the definition of "Eligible Domestic Accounts" are hereby amended and restated to read in their entirety as follows:

          "(i) Accounts with respect to which either of the Designated Account Debtors is the Account Debtor, to the extent that the Accounts

AMENDMENT NUMBER FOUR TO
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     owed by either of such Designated Account Debtors exceed twenty-five percent (25%) of all Eligible Accounts;

          (j) Accounts with respect to which either of the Designated Account Debtors is the Account Debtor, to the extent that the aggregate amount of such Accounts exceeds seventy-five (75%) of all Eligible Accounts;"

     3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon fulfillment of the following conditions, in each case to the satisfaction of Foothill:

          (a) a counterpart of this Amendment shall be executed by Borrower and delivered to Foothill;

          (b) a counterpart of this Amendment shall be executed by EALP and delivered to Foothill; and

          (c) Borrower shall pay all fees and expenses required to be paid by Borrower pursuant to Section 6.03 of this Amendment.

     4.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

     4.01 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Foothill as follows:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action of Borrower and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable;

          (b) the execution, delivery and performance by Borrower of this Amendment will not violate the articles of incorporation, bylaws or any other agreement to which Borrower is a party or by which the property of Borrower may be bound;

          (c) the Loan and Security Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim or offset;

          (d) the representations and warranties contained in the Loan and Security Agreement (as amended by this Amendment) and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to only a prior specified date;

          (e) Borrower is in full compliance with all covenants and agreements contained in the Loan and Security Agreement, as amended by this Amendment, and all such covenants and agreements are, and shall remain, in full force and effect; and


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                  (f)  no Default of Event of Default is continuing as of the date hereof, nor shall any Default or Event of Default occur as a result of the execution and delivery hereof, or the Borrower's performance of the obligations herein or under the Loan and Security Agreement, as amended hereby.

         5.0   RATIFICATIONS.

         5.01 AGREEMENT OF DESIGNATED SUBSIDIARIES. The Designated Subsidiaries hereby join in this Amendment for the purpose of consenting to the terms hereof. The Designated Subsidiaries hereby agree that all terms, covenants and provision of the Loan and Security Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the Designated Subsidiaries guaranty of the Obligations of Borrower pursuant to the Subsidiary Guaranties, which Subsidiary Guaranties are hereby acknowledged and reaffirmed with respect to all Obligations of Borrower arising pursuant to the Loan and Security Agreement and other Loan Documents, as amended by this Amendment.

         5.02 AGREEMENT OF EALP. EALP hereby joins in this Amendment for the purpose of consenting to the terms hereof. EALP hereby agrees that all terms, covenants and provisions of the Loan and Security Agreement and the other Loan Documents are, and shall remain, in full force and effect, including (without limitation) the subordination provisions set forth at Section 17.16 of the Loan and Security Agreement and EALP's guaranty of the Obligations of Borrower (other than the EALP Term Loan) pursuant to the EALP Guaranty, which EALP Guaranty is hereby acknowledged and reaffirmed with respect to all Obligations of Borrower (other than the EALP Term Loan) arising pursuant to the Loan and Security Agreement and other Loan Documents, as amended by this Amendment.

         6.    MISCELLANEOUS.

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan and Security Agreement shall survive the execution and delivery of this Amendment, and no investigation by Foothill or any closing shall affect the representations and warranties or the right of Foothill to rely on them.

         6.02 REFERENCE TO LOAN AGREEMENT. The Loan and Security Agreement, as amended hereby, and all other Loan Documents, whether now or hereafter executed and delivered, are hereby amended so that any reference to the Loan and Security Agreement shall mean a reference to the Loan and Security Agreement, as amended by this Amendment.

         6.03 EXPENSES OF FOOTHILL AND AMENDMENT FEE. In consideration of Foothill's execution and delivery of this Amendment, Borrower shall pay to Foothill an amendment fee in the amount of $10,000, which fee shall be earned by Foothill and shall be due and payable upon the execution by Foothill of a counterpart of this Amendment. In addition to such amendment fee and as provided in the Loan and Security Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Foothill in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Foothill's legal

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counsel and appraiser, and all costs and expenses incurred by Foothill in connection with the enforcement or preservation of any rights under the Loan and Security Agreement, as amended hereby, or any other Loan Document.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Foothill and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Foothill.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 FACSIMILE TRANSMISSION OF SIGNATURES. Any party to this Amendment may indicate its intention to be bound by its execution and delivery of this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof, to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature on the signature page by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     6.10 FINAL AGREEMENT. THE LOAN AND SECURITY AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES
WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AND SECURITY AGREEMENT, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND FOOTHILL.

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     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE,
COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AND SECURITY AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM FOOTHILL. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES FOOTHILL, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST FOOTHILL, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSOR AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AND SECURITY AGREEMENT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

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         IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth above.

                                         GRANT GEOPHYSICAL, INC.,
                                         a Delaware corporation


                                         By: __________________________________
                                             Executive Vice President
                                             Finance & Administration




                                         FOOTHILL CAPITAL CORPORATION
                                         a California corporation, as Agent and
                                         as a Lender


                                         By: ___________________________________
                                         Name: _________________________________
                                         Title: ________________________________




                                         ELLIOTT ASSOCIATES, L.P.
                                         a Delaware limited partnership


                                         By: ___________________________________
                                             Paul E. Singer
                                             General Partner



AMENDMENT NUMBER FOUR TO
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                                         ADVANCED SEISMIC TECHNOLOGY, INC.
                                         a Texas corporation



                                         By: __________________________________
                                         Name: Thomas L. Easley
                                         Title: Executive Vice President -
                                                Finance and Administration





                                         GRANT GEOPHYSICAL DO BROSIL LTDA,
                                         a corporation organized under the laws
                                         of the Republic of Brazil, South
                                         America



                                         By: __________________________________
                                         Name: Thomas L. Easley
                                         Title: Executive Vice President -
                                                Finance and Administration





                                         GRANT GEOPHYSICAL CORP.,
                                         a Texas corporation



                                         By: __________________________________
                                         Name: Thomas L. Easley
                                         Title: Executive Vice President -
                                                Finance and Administration





                                         GRANT GEOPHYSICAL (INT'L) INC.,
                                         a Texas corporation



                                         By: __________________________________
                                         Name: Thomas L. Easley
                                         Title: Executive Vice President -
                                                Finance and Administration


AMENDMENT NUMBER FOUR TO
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